UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2015

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 28, 2015, at the annual meeting of shareholders, the shareholders of First Financial Bankshares, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated Certificate of Formation (the “Certificate”) to increase the number of common shares authorized to 120,000,000. Also on April 28, 2015, the amendments to, and the Certificate, were filed with the Secretary of the State of Texas. For a more detailed description of the amendment to the Certificate, please refer to the Company’s 2015 proxy statement filed with the Securities and Exchange Commission on March 2, 2015. The foregoing description of the amendment to the Certificate is qualified in its entirety by the full text of the Certificate as amended which is attached herein as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)	On April 28, 2015, the annual meeting of shareholders of the Company was held in Abilene, Texas.

(b)	The following is a summary of the matters voted on at the annual meeting:

(1)	The following directors were elected at the annual meeting to hold office until the 2016 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

Director	Votes For	Votes Withheld
April Anthony	43,470,617	84,919
Steven L. Beal	43,506,861	48,675
Tucker S. Bridwell	43,502,395	53,141
David Copeland	43,497,913	57,623
F. Scott Dueser	43,440,458	115,078
Murray Edwards	43,506,661	48,875
Ron Giddiens	43,507,632	47,904
Tim Lancaster	43,348,425	207,111
Kade L. Matthews	43,497,913	57,623
Ross Smith	43,506,447	49,089
Johnny E. Trotter	43,406,416	149,120

There were 12,050,718 broker non-votes.

(2)	The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015 by a vote of 54,285,403 for, 1,220,973 against and 99,878 abstained. There were no broker non-votes.

(3)	The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K to the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholder, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 42,853,862 for, 374,183 against and 327,491 abstained. There were 12,050,718 broker non-votes.

(4)	The shareholders approved the adoption of a restricted stock plan for selected employees, officers, non-employee directors and consultants by a vote of 40,393,347 for, 2,889,587 against and 272,602 abstained. There were 12,050,718 broker non-votes.

(5)	The shareholders approved the following resolution:

“RESOLVED, that the Amended and Restated Certificate of Formation of the Company be amended to increase the total number of authorized common shares so that the Company is authorized to issue 120,000,000 common shares, to be effected by amending Article Four of the Company’s Amended and Restated Certificate of Formation to read in its entirety as follows:

“The aggregate number of common shares which the corporation shall have authority to issue is 120,000,000 of the par value of $0.01 each,”

by a vote of 54,879,518 for, 551,851 against and 174,885 abstained. There were no broker non-votes.

ITEM 7.01	REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 28, 2015 announcing the results of the Annual Meeting of Shareholders of the Company.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Exhibit

3.1	Amendment to Amended and Restated Certificate of Formation, dated April 28, 2015

99.1	Press Release dated April 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 28, 2015	By:	/S/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer